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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 13, 2001


                             HARRIS INTERACTIVE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  000-27577                  16-1538028
   (STATE OR OTHER         (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   JURISDICTION OF                                         IDENTIFICATION NO.)
   INCORPORATION)

                    135 CORPORATE WOODS, ROCHESTER, NY 14623

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (716) 272-8400

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 5.  OTHER EVENTS

         Harris Interactive Inc., has acquired the custom research division of Yankelovich Partners headquartered in Norwalk, Connecticut. The purchase and sale agreement and related documents were signed on February 13, 2001.

         Additional information concerning the acquisition is contained in the news release relating to the acquisition, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following documents are filed as exhibits to this report:

             99       Press Release dated February 14, 2001.



































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Harris Interactive Inc.

                                     /s/ BRUCE A. NEWMAN
                                     -------------------------
                                         Bruce A. Newman
                                         Chief Financial Officer

Date:  February 23, 2001







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                                  EXHIBIT INDEX

       Exhibit

         99           Press Release dated February 14, 2001.